American National Bankshares Inc. and Subsidiaries
Consolidated Balance Sheets
(Dollars in thousands, except share and per share data)
Unaudited

	December 31
ASSETS	2012	2011

Cash and due from banks	$20,435	$22,561
Interest-bearing deposits in other banks	27,007	6,332

Securities available for sale, at fair value	335,246	333,366
Restricted stock, at cost	5,287	6,019
Loans held for sale	13,852	6,330

Loans	788,705	824,758
Less allowance for loan losses	(12,118)	(10,529)
Net Loans	776,587	814,229

Premises and equipment, net	24,543	25,674
Other real estate owned, net	6,193	5,353
Goodwill	39,043	38,899
Core deposit intangibles, net	4,660	6,595
Bank owned life insurance	13,487	13,058
Accrued interest receivable and other assets	17,347	26,290

Total assets	$1,283,687	$1,304,706

Liabilities
Demand deposits -- noninterest-bearing	$217,275	$179,148
Demand deposits -- interest-bearing	153,578	189,212
Money market deposits	166,111	182,347
Savings deposits	81,135	74,193
Time deposits	409,568	433,854
Total deposits	1,027,667	1,058,754

Short-term borrowings:
Customer repurchase agreements	49,942	45,575
Other short-term borrowings	-	3,000
Long-term borrowings	10,079	10,206
Trust preferred capital notes	27,317	27,212
Accrued interest payable and other liabilities	5,436	7,130
Total liabilities	1,120,441	1,151,877

Shareholders' equity
Preferred stock, $5 par, 2,000,000 shares authorized,
none outstanding	-	-
Common stock, $1 par, 20,000,000 shares authorized,
7,846,912 shares outstanding at December 31, 2012 and
7,806,869 shares outstanding at December 31, 2011	7,847	7,807
Capital in excess of par value	57,211	56,395
Retained earnings	90,591	81,797
Accumulated other comprehensive income, net	7,597	6,830
Total shareholders' equity	163,246	152,829

Total liabilities and shareholders' equity	$1,283,687	$1,304,706

American National Bankshares Inc. and Subsidiaries
Consolidated Statements of Income
(Dollars in thousands, except share and per share data)
Unaudited

	Three Months Ended		Twelve Months Ended
	December 31		December 31
	2012	2011	2012	2011
Interest and Dividend Income:
Interest and fees on loans	$11,965	$14,881	$49,189	$40,688
Interest and dividends on securities:
Taxable	914	1,149	4,044	4,595
Tax-exempt	1,062	1,089	4,280	3,646
Dividends	58	43	213	131
Other interest income	33	15	80	127
Total interest and dividend income	14,032	17,177	57,806	49,187

Interest Expense:
Interest on deposits	1,552	1,957	6,843	7,203
Interest on short-term borrowings	23	81	150	325
Interest on long-term borrowings	83	85	335	229
Interest on trust preferred capital notes	197	194	813	1,023
Total interest expense	1,855	2,317	8,141	8,780

Net Interest Income	12,177	14,860	49,665	40,407
Provision for loan losses	334	1,972	2,133	3,170

Net Interest Income After Provision
for Loan Losses	11,843	12,888	47,532	37,237

Noninterest Income:
Trust fees	929	834	3,703	3,561
Service charges on deposit accounts	442	567	1,757	1,963
Other fees and commissions	445	427	1,768	1,510
Mortgage banking income	569	470	2,234	1,262
Securities gains (losses), net	(2)	17	158	(1)
Other	303	272	1,790	949
Total noninterest income	2,686	2,587	11,410	9,244

Noninterest Expense:
Salaries	3,932	3,702	15,785	12,409
Employee benefits	947	785	3,604	2,681
Occupancy and equipment	1,009	888	3,951	3,199
FDIC assessment	162	155	692	651
Bank franchise tax	152	206	690	763
Core deposit intangible amortization	421	548	1,935	1,282
Foreclosed real estate, net	98	(194)	528	296
Merger related expenses	-	73	19	1,607
Other	2,282	2,466	9,439	7,112
Total noninterest expense	9,003	8,629	36,643	30,000

Income Before Income Taxes	5,526	6,846	22,299	16,481
Income Taxes	1,608	2,194	6,293	4,910
Net Income	3,918	4,652	16,006	11,571
Dividends on preferred stock	-	52	-	103
Net income available to common shareholders	$3,918	$4,600	$16,006	$11,468

Net Income Per Common Share:
Basic	$0.50	$0.59	$2.04	$1.64
Diluted	$0.50	$0.59	$2.04	$1.64
Average Common Shares Outstanding:
Basic	7,844,545	7,804,245	7,834,351	6,982,524
Diluted	7,854,083	7,811,243	7,845,652	6,989,877

American National Bankshares Inc. and Subsidiaries
Financial Highlights

(In thousands, except share, ratio and
nonfinancial data, unaudited)	4th Qtr	3rd Qtr	4th Qtr	YTD	YTD
	2012	2012	2011	2012	2011
EARNINGS
Interest income	$14,032	$13,546	$17,177	$57,806	$49,187
Interest expense	1,855	2,046	2,317	8,141	8,780
Net interest income	12,177	11,500	14,860	49,665	40,407
Provision for loan losses	334	333	1,972	2,133	3,170
Noninterest income	2,686	2,690	2,587	11,410	9,244
Noninterest expense	9,003	8,880	8,629	36,643	30,000
Income taxes	1,608	1,338	2,194	6,293	4,910
Net income	3,918	3,639	4,652	16,006	11,571

PER COMMON SHARE
Earnings per share - basic	$0.50	$0.46	$0.59	$2.04	$1.64
Earnings per share - diluted	0.50	0.46	0.59	2.04	1.64
Cash dividends declared	0.23	0.23	0.23	0.92	0.92
Book value per share	20.80	20.66	19.58	20.80	19.58
Book value per share - tangible (a)	15.23	15.03	13.75	15.23	13.75
Closing market price	20.19	22.59	19.49	20.19	19.49

FINANCIAL RATIOS
Return on average assets	1.21%	1.12%	1.42%	1.23%	1.07
Return on average equity	9.59	9.11	12.28	10.08	8.88
Return on average tangible equity (b)	14.12	13.69	18.77	15.25	12.97
Average equity to average assets	12.60	12.32	11.59	12.19	12.10
Net interest margin, taxable equivalent	4.37	4.14	5.27	4.44	4.35
Efficiency ratio	58.36	62.00	49.57	58.23	58.48
Effective tax rate	29.10	26.88	32.05	28.22	29.79

PERIOD-END BALANCES
Securities	$340,533	$333,278	$339,385	$340,533	$339,385
Loans held for sale	13,852	8,118	6,330	13,852	6,330
Loans, net of unearned income	788,705	797,818	824,758	788,705	824,758
Goodwill and other intangibles	43,703	44,124	44,640	43,703	45,494
Assets	1,283,687	1,305,707	1,304,522	1,283,687	1,304,706
Assets - tangible (a)	1,239,984	1,261,583	1,259,882	1,239,984	1,259,212
Deposits	1,027,667	1,052,427	1,058,754	1,027,667	1,058,754
Customer repurchase agreements	49,942	45,761	45,575	49,942	45,575
Long-term borrowings	37,396	37,403	37,418	37,396	37,418
Shareholders' equity	163,246	162,045	152,829	163,246	152,829
Shareholders' equity - tangible (a)	119,543	117,921	108,189	119,543	107,335

AVERAGE BALANCES
Securities	$320,718	$323,555	$322,018	$324,842	$270,441
Loans held for sale	10,535	8,237	5,989	7,533	3,042
Loans, net of unearned income	789,611	802,213	819,688	806,171	671,724
Interest-earning assets	1,167,206	1,166,572	1,172,965	1,170,626	974,601
Goodwill and other intangibles	43,970	44,561	44,455	44,762	34,158
Assets	1,296,709	1,297,698	1,306,699	1,303,081	1,077,094
Assets - tangible (a)	1,252,739	1,253,137	1,262,244	1,258,319	1,042,936
Interest-bearing deposits	821,286	839,902	886,551	838,230	720,163
Deposits	1,043,192	1,044,434	1,060,013	1,051,359	863,367
Customer repurchase agreements	45,510	46,297	49,257	46,939	46,411
Other short-term borrowings	2	-	130	496	66
Long-term borrowings	37,406	37,413	37,434	37,415	30,991
Shareholders' equity	163,384	159,868	151,496	158,847	130,320
Shareholders' equity - tangible (a)	119,414	115,307	107,041	114,085	96,162

American National Bankshares Inc. and Subsidiaries
Financial Highlights

(In thousands, except share, ratio and
nonfinancial data, unaudited)	4th Qtr	3rd Qtr	4th Qtr	YTD	YTD
	2012	2012	2011	2012	2011
CAPITAL
Average shares outstanding - basic	7,844,545	7,838,314	7,804,245	7,834,351	6,982,524
Average shares outstanding - diluted	7,854,083	7,855,537	7,811,243	7,845,652	6,989,877

ALLOWANCE FOR LOAN LOSSES
Beginning balance	$11,998	$12,099	$9,086	$10,529	$8,420
Provision for loan losses	334	333	1,972	2,133	3,170
Charge-offs	(404)	(614)	(906)	(2,086)	(1,863)
Recoveries	190	180	377	1,542	802
Ending balance	$12,118	$11,998	$10,529	$12,118	$10,529

LOANS
Construction and land development	$48,812	$50,688	$54,433	$48,812	$54,433
Commercial real estate	355,433	356,692	351,961	355,433	351,961
Residential real estate	161,033	162,404	179,812	161,033	179,812
Home equity	91,313	95,008	96,195	91,313	96,195
Commercial and industrial	126,192	126,339	134,166	126,192	134,166
Consumer	5,922	6,687	8,191	5,922	8,191
Total	$788,705	$797,818	$824,758	$788,705	$824,758

NONPERFORMING ASSETS AT PERIOD-END
Nonperforming loans:
90 days past due	$-	$-	$197	$-	$197
Nonaccrual	5,316	7,815	13,520	5,316	13,520
Foreclosed real estate	6,193	6,259	5,353	6,193	5,353
Nonperforming assets	$11,509	$14,074	$19,070	$11,509	$19,070

ASSET QUALITY RATIOS
Annualized net chargeoffs to average loans	0.11%	0.22%	0.26%	0.07%	0.16
Nonperforming assets to total assets	0.90	1.08	1.46	0.90	1.46
Nonperforming loans to total loans	0.67	0.98	1.66	0.67	1.66
Allowance for loan losses to total loans	1.54	1.50	1.28	1.54	1.28
Allowance for loan losses to
nonperforming loans	227.95	153.53	76.76	227.95	76.76

OTHER DATA
Fiduciary assets at period-end (c)	$386,210	$391,055	$355,202	$386,210	$355,202
Retail brokerage assets at period-end (c)	$155,079	$154,632	$140,688	$155,079	$140,688
Number full-time equivalent employees (d)	307	318	315	307	315
Number of full service offices	25	25	25	25	25
Number of loan production offices	2	2	2	2	2
Number of ATM's	31	31	31	31	31

Notes:

(a) - Excludes goodwill and other intangible assets
(b) - Excludes amortization expense, net of tax, of intangible assets
(c) - Market value
(d) - Average for quarter

Net Interest Income Analysis
For the Three Months Ended December 31, 2012 and 2011
(in thousands, except rates)

			Interest
	Average Balance		Income/Expense		Yield/Rate

	2012	2011	2012	2011	2012	2011
Loans:
Commercial	$122,697	$134,836	$1,506	$1,555	4.87%	4.58%
Real estate	671,180	682,631	10,368	13,205	6.18	7.74
Consumer	6,269	8,210	120	156	7.59	7.54
Total loans	800,146	825,677	11,994	14,916	5.99	7.22

Securities:
Federal agencies	35,728	33,427	110	181	1.23	2.17
Mortgage-backed & CMO's	85,623	99,817	419	577	1.96	2.31
State and municipal	187,545	180,254	1,945	1,983	4.15	4.40
Other	11,822	8,520	103	86	3.49	4.04
Total securities	320,718	322,018	2,577	2,827	3.21	3.51

Deposits in other banks	46,342	25,270	33	15	0.28	0.24

Total interest-earning assets	1,167,206	1,172,965	14,604	17,758	5.00	6.05

Non-earning assets	129,503	133,728

Total assets	$1,296,709	$1,306,693

Deposits:
Demand	$145,539	$180,874	36	123	0.10	0.27
Money market	169,647	195,534	107	190	0.25	0.39
Savings	79,492	73,674	23	29	0.11	0.16
Time	426,608	436,469	1,386	1,615	1.29	1.47
Total deposits	821,286	886,551	1,552	1,957	0.75	0.88

Customer repurchase agreements	45,510	49,257	23	81	0.20	0.65
Other short-term borrowings	2	130	0	0	0.75	0.43
Long-term borrowings	37,406	37,434	280	279	2.99	2.98
Total interest-bearing
liabilities	904,204	973,372	1,855	2,317	0.81	0.95

Noninterest bearing
demand deposits	221,906	173,462
Other liabilities	7,215	8,369
Shareholders' equity	163,384	151,490
Total liabilities and
shareholders' equity	$1,296,709	$1,306,693

Interest rate spread					4.19%	5.10%
Net interest margin					4.37%	5.27%

Net interest income (taxable equivalent basis)			12,749	15,441
Less: Taxable equivalent adjustment			572	581
Net interest income			$12,177	$14,860

Net Interest Income Analysis
For the Years Ended December 31, 2012 and 2011
(in thousands, except yields and rates)

			Interest
	Average Balance		Income/Expense		Yield/Rate

	2012	2011	2012	2011	2012	2011
Loans:
Commercial	$128,031	$107,376	$6,642	$4,947	5.19%	4.61%
Real estate	677,314	559,656	42,088	35,298	6.21	6.31
Consumer	8,359	7,734	605	575	7.24	7.43
Total loans	813,704	674,766	49,335	40,820	6.06	6.05

Securities:
Federal agencies	36,066	36,247	545	946	1.51	2.61
Mortgage-backed & CMO's	94,183	75,902	1,906	2,148	2.02	2.83
State and municipal	182,939	151,254	7,829	6,872	4.28	4.54
Other	11,654	7,038	435	279	3.73	3.96
Total securities	324,842	270,441	10,715	10,245	3.30	3.79

Deposits in other banks	32,080	29,394	80	127	0.25	0.43

Total interest-earning assets	1,170,626	974,601	60,130	51,192	5.14	5.25

Non-earning assets	132,455	102,493

Total assets	$1,303,081	$1,077,094

Deposits:
Demand	$142,296	$137,211	190	290	0.13	0.21
Money market	174,027	132,906	521	572	0.30	0.43
Savings	78,358	68,038	111	98	0.14	0.14
Time	443,549	382,008	6,021	6,243	1.36	1.63
Total deposits	838,230	720,163	6,843	7,203	0.82	1.00

Customer repurchase agreements	46,939	46,411	148	325	0.32	0.70
Other short-term borrowings	496	66	2	0	0.42	0.45
Long-term borrowings	37,415	30,991	1,148	1,252	3.07	4.04
Total interest-bearing
liabilities	923,080	797,631	8,141	8,780	0.88	1.10

Noninterest bearing
demand deposits	213,129	143,204
Other liabilities	8,025	5,939
Shareholders' equity	158,847	130,320
Total liabilities and
shareholders' equity	$1,303,081	$1,077,094

Interest rate spread					4.26%	4.15%
Net interest margin					4.44%	4.35%

Net interest income (taxable equivalent basis)			51,989	42,412
Less: Taxable equivalent adjustment			2,324	2,005
Net interest income			$49,665	$40,407